UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 30, 2012
Date of Report (Date of earliest event reported)

Commission File No. 000-32037

GENESIS GROUP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	65-0108171
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2500 North Military Trail, Suite 275, Boca Raton, FL 33431
(Address of principal executive offices, Zip Code)

(561) 988-1988
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

T N S Acquisition

On September 17, 2012, Genesis Group Holdings, Inc. (“Genesis”) entered into a Stock Purchase Agreement (the “T N S Agreement”) and acquired all the outstanding capital stock of T N S, Inc., an Illinois corporation (“T N S”). The T N S Agreement was made and entered into by and among Genesis and T N S and two individuals, Joel Raven and Michael Roeske (these individuals together, the “T N S Sellers”). The T N S Agreement was approved by the respective boards of directors of Genesis and T N S. T N S is a Chicago based structured cabling company and distributed antenna system (DAS) installer.

Under the terms of the T N S Agreement, Genesis acquired all of the outstanding capital stock of T N S in exchange for the following consideration paid or issued by Genesis at the closing: (i) cash of $700,000, (ii) 4,150 shares of its Series F Preferred Stock and (iii) 5,000,000 shares of its common stock.  The terms of the Series F Preferred Stock are described below under Item 3.02.  Genesis granted the T N S Sellers the right to put to Genesis the shares of common stock issued at the closing for $0.10 per share, beginning 18 months after the closing and continuing for 60 days thereafter.  In the event that the adjusted EBITDA of T N S for the 12 month period beginning October 1, 2012 is greater or less than $1,250,000, Genesis agreed to issue, or cancel, as appropriate, shares of Series F Preferred Stock based on an agreed-upon formula.

In addition, Genesis agreed that, if its completes an underwritten public offering on Form S-1, it will issue to the T N S Sellers an aggregate number of shares of its common stock equal to (i) $200,000 divided by (ii) the offering price per share of its common stock in this underwritten public offering.

Finally, as additional consideration, Genesis agreed to pay the T N S Sellers an amount equal to 20% of T N S’s adjusted EBITDA in excess of $1,275,000 for each of the three 12-month periods immediately following the closing date.

The T N S Agreement contains representations, warranties, covenants and indemnification provisions.  These covenants include an obligation of Genesis to operate T N S in the ordinary course and in good faith with the commercially reasonable objective of maximizing the amount payable to the T N S Sellers with respect to the three 12-month periods described above.

A press release, dated September 18, 2012, announcing the signing of the T N S Agreement and the T N S acquisition is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The T N S Agreement is filed as Exhibit 2.1 hereto, and the above description of the material terms of the T N S Agreement is qualified in its entirety by the T N S Agreement as so filed.

ADEX Acquisition

On September 17, 2012, Genesis entered into an Equity Purchase Agreement (the “ADEX Agreement”) and acquired all the outstanding capital stock of ADEX Corporation, a New York corporation (“ADEX”) and ADEXCOMM Corporation, a New York corporation (“ADEXCOMM”) and all outstanding membership interests of ADEX Puerto Rico LLC, a Puerto Rican limited liability company (“ADEX Puerto Rico,” and together with ADEX and ADEXCOMM, the “ADEX Entities”). The ADEX Agreement was made and entered into by and among Genesis, the ADEX Entities and four individuals, Peter Leibowitz, Gary McGuire, Marc Freedman and Justin Leibowitz (these individuals together, the “ADEX Sellers”). The ADEX Agreement was approved by the respective boards of directors of Genesis and the ADEX Entities.  The ADEX Entities are an international service organization that provides turnkey services and project staffing solutions exclusively to the telecommunications industry.  ADEX assists telecommunications companies throughout the project life cycle of any network deployment.

Under the terms of the ADEX Agreement, Genesis acquired all of the outstanding equity interests of the ADEX Entities in exchange for the cash payment at closing of $12,819,594, less the amount of debt of the ADEX Entities repaid by Genesis at the closing.  Genesis also issued a promissory note to pay the ADEX Sellers the aggregate amount of $1,046,000 (the “ADEX Note”).  The terms of the ADEX Note are described below under Item 2.03.

As additional consideration, Genesis agreed to pay the ADEX Sellers an amount of cash equal to the product of 0.75 (the “Multiplier”) multiplied by the adjusted EBITDA of the ADEX Entities for the 12 month period beginning on October 1, 2012 (the “Forward EBITDA”), provided that if the Forward EBITDA is less than $2,731,243, the Multiplier shall be adjusted to 0.50 and if the Forward EBITDA is greater than $3,431,243, the Multiplier shall be adjusted to 1.0.  Genesis also agreed to pay the Sellers an amount of cash equal to the amount, if any, by which the Forward EBITDA is greater than $3,081,243.  In connection with the obligation to make these payments, Genesis issued 2,000 shares of its Series G Preferred Stock to the ADEX Sellers, and provided that these shares are redeemable in the event Genesis defaults on its obligation to make this payment.  These shares of Series G Preferred are automatically cancelled if payments are made in cash by Genesis.  The terms of the Series G Preferred Stock are described below under Item 3.02.

Genesis also agreed to pay the ADEX Sellers an amount of cash equal to the net working capital of the ADEX Entities as of the closing.  In connection with the obligation to make these payments, Genesis issued 1,500 shares of its Series G Preferred Stock to the ADEX Sellers, and provided that these shares are redeemable in the event Genesis defaults on its obligation to make this payment.  These shares of Series G Preferred are automatically cancelled if payments are made in cash by Genesis.  The parties agreed that Genesis will cause certain pre-closing accounts receivable, when collected, to be transferred to the ADEX Sellers in order to satisfy this obligation and the obligations pursuant to the ADEX Note.

The ADEX Agreement contains representations, warranties, covenants and indemnification provisions .  These covenants include an obligation during the year following the closing to continue to operate the ongoing business of the ADEX Entities in the same manner as previously conducted, and provides certain of the ADEX Sellers with substantial control over the operation of the business of the ADEX Entities.

A press release, dated September 18, 2012, announcing the signing of the ADEX Agreement and the ADEX acquisition is filed as Exhibit 99.1 hereto and incorporated herein by reference.

The ADEX Agreement is filed as Exhibit 2.2 hereto, and the above description of the material terms of the ADEX Agreement is qualified in its entirety by the ADEX Agreement as so filed.

MidMarket Capital Loan

On September 17, 2012, Genesis entered into a Loan and Security Agreement with the lenders referred to therein (the “Lenders”), MidMarket Capital Partners, LLC, as agent for the Lenders (the “Agent”), and certain subsidiaries of Genesis as guarantors (the “Loan Agreement”). Pursuant to the Loan Agreement, the Lenders provided Genesis with senior secured first lien term loans in an aggregate principal amount of $13,000,000 (the “Term Loans”). A portion of the proceeds of the Term Loans were used to finance the acquisition of ADEX, ADEX Puerto Rico, ADEXCOMM and T N S, as discussed above, to repay certain outstanding indebtedness (including all indebtedness owed by Genesis to UTA Capital, LLC) and to pay fees, costs and expenses related thereto.  The remainder of the proceeds of the Term Loans may be used by Genesis to finance certain other acquisitions (“Potential Acquisitions”) and for working capital and long-term financing needs.

The Term Loans mature September 17, 2017, provided that if Genesis fails to raise by March 17, 2014, at least $30,000,000 in connection with a public offering of voting equity securities of Genesis, the Term Loans shall mature on June 17, 2014.  If no Potential Acquisition is consummated within 90 days of September 17, 2012, Genesis is required to repay $750,000 of the Term Loans.

Interest on the Term Loans accrues at a rate per annum equal to 12.0%

Subject to certain exceptions, all obligations of Genesis under the Term Loans are unconditionally guaranteed by each of Genesis’s existing and subsequently acquired or organized direct and indirect domestic subsidiaries (the “Guarantors”) pursuant to the terms of a Guaranty and Suretyship Agreement dated as of September 17, 2012 by Rives-Monteiro Leasing, LLC and Tropical Communications, Inc. in favor of the Agent (the “Guaranty”), as supplemented by an Assumption and Joinder Agreement dated as of September 17, 2012 by and among Genesis, ADEX, T N S and the Agent (the “Joinder”). Pursuant to the terms of the Loan Agreement, the Guaranty (as supplemented by the Joinder), and a Pledge Agreement dated as of September 17, 2012 by Genesis in favor of the Agent (the “Pledge Agreement”), the obligations of Genesis and the Guarantors in respect of the Term Loans are secured by a first priority security interest in substantially all of the assets of Genesis and the Guarantors, subject to certain customary exceptions.

The Term Loans are subject to certain representations and warranties, affirmative covenants, negative covenants, financial covenants and conditions. The Term Loans also contain events of default including, but not limited to, the failure to make payments of interest or premium, if any, on, or principal under the Term Loans, the failure to comply with certain covenants and agreements specified in the Loan Agreement and other loan documents entered into in connection therewith for a period of time after notice has been provided, the acceleration of certain other indebtedness resulting from the failure to pay principal on such other indebtedness, certain events of insolvency and the occurrence of any event, development or condition which has had or could reasonably be expected to have a material adverse effect. If any event of default occurs, the principal, premium, if any, interest and any other monetary obligations on all the then outstanding amounts under the Term Loans may become due and payable immediately.

Pursuant to the Loan Agreement, Genesis issued warrants to the Lenders (the “Warrants”), which entitle the Lenders to purchase a number of shares of common stock equal to 10% of the fully diluted shares of Genesis common stock on the date on which the Warrants first become exercisable, which is the earlier of December 16, 2012 and the date Genesis files a registration statement on Form S-1 with respect to its common stock.  The Warrants have an exercise price equal to $.01 per share, subject to adjustment as set forth in the Warrants, and will expire on March 16, 2013.

The foregoing summary of the Loan Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Loan Agreement, the Guaranty, the Joinder, the Pledge Agreement and the Form of Warrant, copies of which are included as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Digital Comm Inc. Spinoff

On September 13, 2012, Genesis sold 60% of the outstanding shares of the common stock of Digital Comm Inc., a subsidiary of Genesis, to Billy Caudill in exchange for the issuance to Genesis by Mr. Caudill of a non-recourse promissory note in the aggregate principal amount of $125,000 dated September 13, 2012 pursuant to a Purchase and Sale Agreement dated July 30, 2012.  The note is secured by the purchased shares.  The Purchase and Sale Agreement and the note from Billy Caudill are attached as Exhibits 10.6 and 10.7 to this Current Report on Form 8-K and are incorporated herein by reference.

UTA Loan Repayment and Warrant Cancellation

On September 17, 2012, Genesis repaid a loan from UTA Capital, LLC (“UTA”) by repaying the outstanding principal amount of $750,000 plus accrued interest of $205.

On September 6, 2012, Genesis also entered into a Stock Purchase Agreement (the “UTA Agreement”) with UTA whereby Genesis issued to UTA 24,940,263 shares of Genesis common stock (the “UTA Shares”) on September 17, 2012 as consideration for UTA to retire and cancel a warrant dated August 6, 2010.  In connection with the UTA Agreement, if it is subsequently determined that the UTA Shares did not represent 11.1% of the issued and outstanding shares of capital stock of Genesis on a fully diluted basis as of September 17, 2012, Genesis agrees to issue to UTA such additional shares of Genesis common stock required for the sum of the UTA Shares and additional shares to equal 11.1% of the issued and outstanding capital stock of the Company on a fully diluted basis as of September 17, 2012.

The foregoing summary of the UTA Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the UTA Agreement, a copy of which is included as Exhibit 10.8 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the repayment of the loan from UTA and the cancellation of the related warrant is incorporated herein by reference. The UTA Agreement is attached hereto as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the acquisition of T N S and the acquisition of the ADEX Entities is incorporated herein by reference. The T N S Agreement and the ADEX Agreement are attached hereto as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in Item 1.01 of this Current Report on Form 8-K with respect to the sale of a 60% interest in Digital Comm Inc. is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Pursuant to the ADEX Agreement, on September 17, 2012, Genesis issued to the ADEX Sellers the ADEX Note in the principal amount of $1,046,000, which is due and payable 30 days from the closing of the ADEX Agreement.  Genesis may prepay the Note, in whole or in part, without penalty.  The ADEX Note bears interest at a rate equal to the lowest applicable federal rate of interest, unless Genesis defaults, in which case the interest rate shall be 18%.  Upon an Event of Default (as defined in the Note), the entire unpaid principal amount under the Note shall become due and payable.  The foregoing summary of the ADEX Note does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the ADEX Note filed as Exhibit 10.9 hereto.

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the Term Loans and the Warrants is incorporated by reference into this Item 2.03.  The Loan Agreement is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the Warrants is incorporated by reference into this Item 3.02.  The Form of Warrant is attached hereto as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference.

Series E Preferred Stock

On September 18, 2012, Genesis filed a Certificate of Designation, Preferences, and Rights of Series E Preferred Stock of Genesis Group Holdings, Inc. (“Series E Certificate of Designation”) with the Secretary of State of Delaware, which designated 3,500 shares of its preferred stock as Series E Preferred Stock (the “Series E Preferred”).  Genesis issued an aggregate of 2,225 shares of Series E Preferred on September 18, 2012 in exchange for proceeds of $2,225,000 from the following subscribers:

1.	Ronald Iannacone	$250,000
2.	Richard Iannacone	$250,000
3.	Christo Klele	$250,000
4.	Khaled J. Klele	$100,000
5.	John Annizzi, Jr.	$100,000
6.	Vincent R. Zales	$200,000
7.	Frank Jadevaia	$200,000
8.	Rick Mainardi	$100,000
9.	Guy Del Grande	$200,000
10.	Gilmore Vine Investments, LLC	$150,000
11.	Phil Caprio Jr	$100,000
12.	Phil Caprio Sr	$100,000
13.	Charles Miller	$25,000
14.	Bramal Investments, LLC	$100,000
15.	Brian McGlynn	$75,000
16.	Jenny May	$25,000

(the “Series E Financing”).  All shares of Series E Preferred were issued pursuant to subscription agreements in the form attached hereto as Exhibit 10.10.  The subscribers  were all accredited investors and the issuance was exempt from registration under the Securities Act of 1933 in reliance on an exemption provided by Section 4(2) of that act.

On a liquidation or deemed liquidation of Genesis, the Series E Preferred is entitled, after payment to any shares of capital stock with liquidation rights senior to the Series E Preferred, to receive a payment of $1,000 per share (the “Series E Preference Amount”), prior to any payment to common stock or other securities ranking junior to the Series E Preferred and on a pari passu basis with any capital stock that is pari passu with the Series E Preferred as to liquidation preference.  The Series E Preferred is entitled to cumulative dividends at a rate of 12% of the Series E Preference Amount per annum, accruing quarterly in arrears beginning September 30, 2012.

Each share of Series E Preferred is convertible into common stock and has all of the voting rights that the holders of common stock have. Shares of Series E Preferred are convertible into shares of common stock following the effectiveness of a registration statement by Genesis on Form S-1 with respect to its common stock.  The terms of the Series E Preferred provide that all shares of Series E Preferred shall be convertible in a number of shares of common stock equal to 9.8% of Genesis’s common stock at the time of conversion, calculated on a fully-diluted basis, with the shares of Series E Preferred held by a given holder convertible into a number of shares of common stock determined by multiplying 9.8% by that holder’s proportionate amount of the total number of shares of Series E Preferred actually issued by Genesis (whether then outstanding or not).

In connection with the Series E Financing, Genesis issued a warrant to each subscriber to purchase an aggregate number of shares of its common stock equal to 4.99% of the total outstanding common stock of Genesis on a fully-diluted basis on the date that the warrant is exercised, multiplied by a fraction, the numerator of which is the number of shares of Series E Preferred purchased by a subscriber in the Series E Financing and the denominator of which is the total number of authorized shares of Series E Preferred.  If Genesis delays a requested redemption of Series E Preferred, the 4.99% figure described in the previous sentence would instead be increased to 9.98%.  These warrants have an exercise price of $1.00 per share and are exercisable during the period beginning on the date of issuance and ending on the earlier to occur of two years from the date of issuance of a sale or dissolution of Genesis.  The form of warrant issued in connection with the Series E Financing is attached hereto as Exhibit 10.11 to this Current Report on Form 8-K and is incorporated herein by reference.

Series F Preferred Stock

On September 17, 2012, Genesis filed a Certificate of Designation, Preferences, and Rights of Series F Preferred Stock of Genesis Group Holdings, Inc. (“Series F Certificate of Designation”) with the Secretary of State of Delaware, which designated 4,800 shares of its preferred stock as Series F Preferred Stock (the “Series F Preferred”).  Genesis issued 4,150 shares of Series F Preferred on September 17, 2012 pursuant to the T N S Agreement.  The persons to whom these shares  were issued were all accredited investors and the issuance was exempt from registration under the Securities Act of 1933 in reliance on an exemption provided by Section 4(2) of that act.

On a liquidation or deemed liquidation of Genesis, the Series F Preferred is entitled, after payment to any shares of capital stock with liquidation rights senior to the Series F Preferred, to receive a payment of $1,000 per share (the “Series F Preference Amount”), prior to any payment to common stock or other securities ranking junior to the Series F Preferred and on a pari passu basis with any capital stock that is pari passu with the Series F Preferred as to liquidation preference.  The Series F Preferred is entitled to cumulative dividends at a rate of 12% of the Series F Preference Amount per annum, accruing quarterly in arrears beginning September 30, 2012.

The shares of Series F Preferred may be redeemed at any time by Genesis by giving notice to the holders.  In addition, the holders thereof may demand that an aggregate of 3,000 shares of Series F Preferred be redeemed beginning on November 27, 2012, which the redemption to occur within 20 days after a request.  The holders, may also request that an additional 575 shares of Series F Preferred be redeemed beginning on September 17, 2013 and an additional 575 shares of Series F Preferred be redeemed beginning on September 17, 2014.  All shares of Series F are redeemable at a price per share equal to the Series F Preference Amount.

Except with respect to (i) the creation of classes of stock with senior liquidation rights or the Series F Preferred, (ii) amendments to the terms of the Series F Preferred or restrictions imposed on the Series F Preferred or (iii) as otherwise required by law, the Series F Preferred does not have voting rights. Shares of Series F Preferred are convertible into shares of common stock following the effectiveness of a registration statement by Genesis on Form S-1 with respect to its common stock.  Each share of  Series F Preferred would be convertible into a number of shares of common stock equal to the quotient obtained by dividing the Series F Preference Amount by the trading price of the common stock at the time of conversion.

Series G Preferred Stock

On September 17, 2012, Genesis filed a Certificate of Designation, Preferences, and Rights of Series G Preferred Stock of Genesis Group Holdings, Inc. (“Series G Certificate of Designation”) with the Secretary of State of Delaware, which designated 3,500 shares of its preferred stock as Series G Preferred Stock (the “Series G Preferred”).  Genesis issued 3,500 shares of Series G Preferred on September 17, 2012 pursuant to the ADEX Agreement.  The persons to whom these shares  were issued were all accredited investors and the issuance was exempt from registration under the Securities Act of 1933 in reliance on an exemption provided by Section 4(2) of that act.

On a liquidation or deemed liquidation of Genesis, the Series G Preferred is entitled, after payment to any shares of capital stock with liquidation rights senior to the Series G Preferred, to receive a payment of $1,000 per share (the “Series G Preference Amount”), prior to any payment to common stock or other securities ranking junior to the Series G Preferred and on a pari passu basis with any capital stock that is pari passu with the Series G Preferred as to liquidation preference.  The Series G Preferred is entitled to cumulative dividends at a rate of 12% of the Series G Preference Amount per annum, accruing quarterly in arrears beginning September 30, 2012.

In the event that Genesis defaults on its obligation to make the post-closing payments to the ADEX Sellers that are described above, the holders of Series G Preferred may demand that their shares of Series G Preferred be redeemed, up to the value of the amount of payments that are owed but have not been paid.  All shares of Series G Preferred are redeemable at a price per share equal to the Series G Preference Amount.

Except with respect to (i) the creation of classes of stock with senior liquidation rights or the Series G Preferred, (ii) amendments to the terms of the Series G Preferred or restrictions imposed on the Series F Preferred or (iii) as otherwise required by law, the Series G Preferred does not have voting rights. Shares of Series G Preferred are convertible into shares of common stock following the effectiveness of a registration statement by Genesis on Form S-1 with respect to its common stock if Genesis defaults on its obligation to make the post-closing payments to the ADEX Sellers that are described above.  Each share of  Series G Preferred would be convertible into a number of shares of common stock equal to the quotient obtained by dividing the Series G Preference Amount by the trading price of the common stock at the time of conversion.

The Series E Certificate of Designation, the Series F Certificate of Designation and the Series G Certificate of Designation are filed as Exhibits 3.1, 3.2 and 3.3 hereto, and the above description of the material terms of the Series E Preferred, Series F Preferred and Series G Preferred are qualified in their entirety by the Series E Certificate of Designation, Series F Certificate of Designation and the Series G Certificate of Designation, respectively, as so filed.

Item 3.03	Material Modification to Rights of Security Holders.

The information provided under Item 3.02 in this Current Report on Form 8-K regarding the Series E Preferred, Series F Preferred and Series G Preferred is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 17, 2012 the board of directors of Genesis adopted the Series E Certificate of Designation, the Series F Certificate of Designation and the Series G Certificate of Designation, which created the Series E Preferred, the Series F Preferred and Series G Preferred.  The disclosures in Item 3.02 regarding the issuance of the Series E Preferred, the Series F Preferred and Series G Preferred, and the documents attached as Exhibit 3.1, 3.2 and 3.3 of this report are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit Number	Description

2.1	Stock Purchase Agreement dated as of September 17, 2012, by and among T N S, Inc., Joel Raven and Michael Roeske and Genesis Group Holdings, Inc.

2.2
Equity Purchase Agreement dated as of September 17, 2012, by and among ADEX Corporation, ADEXCOMM Corporation, ADEX Puerto Rico, LLC, Peter Leibowitz, Gary McGuire, Marc Freedman and Justin Leibowitz and Genesis Group Holdings, Inc.

3.1	Series E Certificate of Designation filed with the Delaware Secretary of State on September 18, 2012.

3.2	Series F Certificate of Designation filed with the Delaware Secretary of State on September 17, 2012.

3.3	Series G Certificate of Designation filed with the Delaware Secretary of State on September 17, 2012.

10.1
Loan and Security Agreement dated as of September 17, 2012, by and among Genesis Group Holdings, Inc., Rives-Monteiro Leasing, LLC, Tropical Communications, Inc., the lenders party thereto and MidMarket Capital Partners, LLC, as agent.

10.2	Guaranty and Suretyship Agreement dated as of September 17, 2012 by Rives-Monteiro Leasing, LLC and Tropical Communications, Inc. in favor of MidMarket Capital Partners, LLC, as agent.

10.3	Assumption and Joinder Agreement dated as of September 17, 2012 by and among Genesis Group Holdings, Inc., ADEX Corporation, T N S, Inc. and MidMarket Capital Partners, LLC, as agent.

10.4	Pledge Agreement dated as of September 17, 2012 by Genesis Group Holdings, Inc. in favor of MidMarket Capital Partners, LLC, as agent.

10.5	Form of Warrant, dated September 17, 2012.

10.6	Purchase and Sale Agreement, dated as of July 30, 2012 by Genesis Group Holdings, Inc. and Billy Caudill.

10.7	Promissory Note, dated September 13, 2012, issued by Billy Caudill to Genesis Group Holdings, Inc.

10.8	Stock Purchase Agreement, dated as of September 6, 2012 by Genesis Group Holdings, Inc. and UTA Capital, LLC.

10.9	Promissory Note, dated September 17, 2012, issued by Genesis Group Holdings, Inc. in connection with the acquisition of ADEX Corporation.

10.10	Form of Subscription Agreement for Series E Preferred.

10.11	Form of Common Stock Purchase Warrant.

99.1	Press Release dated September 18, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 21, 2012	GENESIS GROUP HOLDINGS, INC.

	By:	/s/ Mark Munro
	Name:	Mark Munro
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Stock Purchase Agreement dated as of September 17, 2012, by and among T N S, Inc., Joel Raven and Michael Roeske and Genesis Group Holdings, Inc.

2.2
Equity Purchase Agreement dated as of September 17, 2012, by and among ADEX Corporation, ADEXCOMM Corporation, ADEX Puerto Rico, LLC, Peter Leibowitz, Gary McGuire, Marc Freedman and Justin Leibowitz and Genesis Group Holdings, Inc.

3.1	Series E Certificate of Designation filed with the Delaware Secretary of State on September 18, 2012.

3.2	Series F Certificate of Designation filed with the Delaware Secretary of State on September 17, 2012.

3.3	Series G Certificate of Designation filed with the Delaware Secretary of State on September 17, 2012.

10.1
Loan and Security Agreement dated as of September 17, 2012, by and among Genesis Group Holdings, Inc., Rives-Monteiro Leasing, LLC, Tropical Communications, Inc., the lenders party thereto and MidMarket Capital Partners, LLC, as agent.

10.2	Guaranty and Suretyship Agreement dated as of September 17, 2012 by Rives-Monteiro Leasing, LLC and Tropical Communications, Inc. in favor of MidMarket Capital Partners, LLC, as agent.

10.3	Assumption and Joinder Agreement dated as of September 17, 2012 by and among Genesis Group Holdings, Inc., ADEX Corporation, T N S, Inc. and MidMarket Capital Partners, LLC, as agent.

10.4	Pledge Agreement dated as of September 17, 2012 by Genesis Group Holdings, Inc. in favor of MidMarket Capital Partners, LLC, as agent.

10.5	Form of Warrant, dated September 17, 2012.

10.6	Purchase and Sale Agreement, dated as of July 30, 2012 by Genesis Group Holdings, Inc. and Billy Caudill.

10.7	Promissory Note, dated September 13, 2012, issued by Billy Caudill to Genesis Group Holdings, Inc.

10.8	Stock Purchase Agreement, dated as of September 6, 2012 by Genesis Group Holdings, Inc. and UTA Capital, LLC.

10.9	Promissory Note, dated September 17, 2012, issued by Genesis Group Holdings, Inc. in connection with the acquisition of ADEX Corporation.

10.10	Form of Subscription Agreement for Series E Preferred.

10.11	Form of Common Stock Purchase Warrant.

99.1	Press Release dated September 18, 2012.